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                                                                   Exhibit 23.1



                               CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 21, 2000, in the Registration Statement (Form SB-2 No. 35948) and the related Prospectus of Perficient, Inc. for the registration of 580,000 shares of its common stock.

/s/ Ernst & Young LLP

Austin, Texas
June 22, 2000